Exhibit 99.1

           Cimarex Reports First-Quarter Earnings of $0.78 Per Share

    DENVER--(BUSINESS WIRE)--May 7, 2003--Cimarex Energy Co. (NYSE:XEC) today reported that strong oil and gas prices combined with higher production volumes boosted first-quarter 2003 net income to $32.7 million, or $0.78 per diluted share. This compares to first-quarter 2002 net income of $4.3 million, or $0.16 per share.
    Net income for the first quarter of 2003 includes an after-tax one-time accounting benefit of $1.6 million, or $0.04 per share, from the required adoption of Statement of Financial Accounting Standard No. 143 relating to new accounting treatment for future asset retirement obligations.
    Revenues from first-quarter 2003 oil and gas sales grew 286 percent to $89.8 million, up from $23.2 million during the first quarter of 2002.
    Cimarex's realized gas price in the first quarter of 2003 was $5.76 per thousand cubic feet (Mcf), which was 185 percent higher than a year ago. Oil prices rose 38 percent to $30.14 per barrel. The significant increase in first-quarter 2003 product prices reflects tightening supply and demand conditions in oil and gas markets. Cimarex was un-hedged during the first quarter and remains so.
    Reported daily average gas production increased by 28 percent to 136 million cubic feet (MMcf) and reported oil production rose 257 percent to 7,212 barrels per day. The jump in production volumes mainly reflects the September 30, 2002, acquisition of Key Production Company, Inc.
    Cash flow from operations increased more than four-fold to $65.6 million from $15.7 million during the first three months of 2002. See below a reconciliation of cash flow from operations, a non-GAAP financial measure that is widely used by analysts and investors as an important indicator of financial performance in the oil and gas exploration and production sector.
    Capitalized costs incurred for oil and gas exploration and development during the first quarter of 2003 totaled $27.6 million, up from $12.4 million during the same three months of 2002. During the last quarter, 41 gross wells had been drilled including 33 new producers and eight dry holes.
    The strong cash flow generated by first-quarter 2003 production operations also enabled us to further reduce our debt by $27.0 million to $5.0 million as of March 31, 2003.

    CONFERENCE CALL

    Management will conduct a conference call and web cast on Wednesday, May 7, 2003, at 11 a.m. Mountain Time to further review quarterly financial results and operational matters. To access the live, interactive conference call, dial 800/881-5262 about ten minutes before the scheduled start time and refer to Cimarex Energy Co. The listen-only web cast of the call will be accessible via www.cimarex.com. Subsequent to the live event, recordings will be available via the Cimarex website or by calling 800/642-1687. The dial-in replay conference code is 9851136.
    Cimarex Energy Co. is an independent natural gas and crude oil exploration and production company with operations focused in Mid-Continent and Gulf Coast regions of the U.S.
    This news release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current view with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected are included in the Company's Registration Statement on Form S-4 and Annual Report on Form 10-K filed with the Securities and Exchange Commission.


Financial Statements and other information follow:


CAPITALIZED COSTS INCURRED
                                                     For the Three
                                                       Months Ended
                                                        March 31,
                                                   -------------------
                                                     2003      2002
                                                   --------- ---------
                                                     (in thousands)
Acquisitions of proved properties                 $     576 $      --
Exploration and development                          27,014    12,369
                                                   --------- ---------
    Total costs incurred                          $  27,590 $  12,369
                                                   ========= =========



PRICE AND PRODUCTION DATA
                                                For the Three Months
                                                         Ended
                                                      March 31,
                                                ----------------------
                                                    2003       2002
                                                ----------- ----------

Gas Production:
        Total production - Mcf                  12,196,911  9,527,036
        Gas volume - Mcf per day                   135,521    105,856
        Gas price - per Mcf                    $      5.76 $     2.02

Oil Production (including NGL):
        Total production - barrels                 649,121    181,667
        Oil volume - barrels per day                 7,212      2,019
        Oil price - per barrel                 $     30.14 $    21.80



RECONCILIATION OF CASH FLOW FROM OPERATIONS

                                                     For the Three
                                                       Months Ended
                                                        March 31,
                                                   -------------------
                                                      2003      2002
                                                   --------- ---------
                                                     (in thousands)

Net cash provided by operating activities         $  53,833 $  11,937
     Decrease in operating assets and liabilities    11,722     3,771
                                                   --------- ---------

Cash flow from operations                         $  65,555 $  15,708
                                                   ========= =========



INCOME STATEMENTS

                                                       For the Three
                                                        Months Ended
                                                         March 31,
                                                      ----------------
                                                        2003     2002
                                                      -------- -------
                                                      (In thousands,
                                                      except per share
                                                           data)

Revenues:
  Gas sales                                           $70,203 $19,277
  Oil sales                                            19,565   3,961
  Marketing sales                                      46,625  11,482
  Other                                                    (9)   (145)
                                                      -------- -------
                                                      136,384  34,575
                                                      -------- -------
Operating expenses:
  Depreciation, depletion and amortization             21,117   8,697
  Asset retirement obligation accretion                   241      --
  Marketing purchases                                  46,077  10,207
  Production                                            6,988   4,282
  Taxes other than income                               7,171   2,364
  General and administrative                            4,067   2,084
  Stock compensation                                      466      --
  Financing costs -
     Interest expense                                     422     168
     Capitalized interest                                (265)     --
     Interest income                                      (29)    (89)
                                                      -------- -------
                                                       86,255  27,713
                                                      -------- -------
Income before income tax expense and cumulative
  effect of a change in accounting principle           50,129   6,862
Income tax expense                                     18,986   2,604
                                                      -------- -------
Income before cumulative effect of a change in
  accounting principle                                 31,143   4,258
Cumulative effect of a change in accounting
  principle, net of tax                                 1,605      --
                                                      -------- -------

Net income                                            $32,748  $ 4,258
                                                      ======== =======

Earnings per share:
  Basic -
     Income before cumulative effect of a change
        in accounting principle                       $  0.75  $ 0.16
     Cumulative effect of a change in accounting
       principle, net of tax                             0.04      --
                                                      -------- -------

     Net income                                       $  0.79  $ 0.16
                                                      ======== =======

  Diluted -
     Income before cumulative effect of change
       in accounting principle                        $  0.74  $ 0.16
     Cumulative effect of change in accounting
       principle, net of tax                             0.04      --
                                                      -------- -------

     Net income                                       $  0.78  $ 0.16
                                                      ======== =======

Weighted average shares outstanding:
  Basic                                                41,479  26,591
                                                      ======== =======
  Diluted                                              42,027  26,591
                                                      ======== =======



CASH FLOW STATEMENTS

                                                       For the Three
                                                        Months Ended
                                                         March 31,
                                                     -----------------
                                                       2003     2002
                                                     -------- --------
                                                      (In thousands)

Cash flows from operating activities:
  Net income                                        $ 32,748  $ 4,258
  Adjustment to reconcile net income to net cash
     provided by operating activities:
       Depreciation, depletion and amortization       21,117    8,697
       Deferred income taxes                          12,136    2,512
       Cumulative effect of a change in accounting
          principle, net of tax                       (1,605)      --
       Amortization of restricted stock
        compensation                                     466       --
       Other                                             693      241
  Changes in operating assets and liabilities:
       Increase in accounts receivable               (15,460)    (398)
       (Increase) decrease in inventories             (1,016)     947
       Increase in other assets                         (964)  (2,085)
       Increase in accounts and revenue payable          277    4,845
       Increase (decrease) in accrued liabilities      5,414   (7,096)
       Increase in other liabilities                      27       16
                                                     -------- --------
            Net cash provided by operating
             activities                               53,833   11,937
                                                     -------- --------
Cash flows from investing activities:
  Oil and gas expenditures                           (24,769) (12,369)
  Acquisition of oil and gas properties                 (576)      --
  Proceeds from sale of assets                            47       --
  Other capital expenditures                          (5,502)    (276)
                                                     -------- --------
            Net cash used by investing activities    (30,800) (12,645)
                                                     -------- --------
Cash flows from financing activities:
  Payments on long-term debt, net                    (27,000)      --
  Change in amount due to Helmerich & Payne, Inc.         --   (1,522)
  Proceeds from issuance of common stock                 937       --
                                                     -------- --------
            Net cash used by financing activities    (26,063)  (1,522)
                                                     -------- --------
Net decrease in cash and cash equivalents             (3,030)  (2,230)
Cash and cash equivalents at beginning of period      20,261    7,170
                                                     -------- --------
Cash and cash equivalents at end of period          $ 17,231  $ 4,940
                                                     ======== ========



BALANCE SHEETS

                                                  March      December
                                                    31,        31,
                    Assets                         2003        2002
                                                ---------- -----------
                                                    (In thousands)
Current assets:
   Cash and cash equivalents                   $   17,231  $   20,261
   Receivables, net                                73,870      58,276
   Inventories                                      5,002       3,986
   Deferred income taxes                            1,988       2,073
   Other current assets                             3,913       2,949
                                                ---------- -----------
      Total current assets                        102,004      87,545
                                                ---------- -----------
Oil and gas properties at cost,
 using the full cost method of accounting:
   Proved properties                            1,214,064   1,172,488
   Unproved properties and properties under
    development, not being amortized               20,570      23,941
                                                ---------- -----------
                                                1,234,634   1,196,429
   Less - accumulated depreciation, depletion
    and amortization                             (680,343)   (665,711)
                                                ---------- -----------
      Net oil and gas properties                  554,291     530,718
                                                ---------- -----------
Fixed assets, net                                  11,107       6,849
Goodwill                                           45,940      45,836
Other assets, net                                   3,542       3,338
                                                ---------- -----------
                                               $  716,884  $  674,286
                                                ========== ===========
      Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable                            $   22,441  $   22,339
   Accrued liabilities                             29,793      21,892
   Revenue payable                                 24,197      24,022
                                                ---------- -----------
      Total current liabilities                    76,431      68,253
                                                ---------- -----------
Long-term debt                                      5,000      32,000
                                                ---------- -----------
Deferred income taxes                             139,631     127,023
                                                ---------- -----------
Other liabilities                                  16,423       2,130
                                                ---------- -----------
Stockholders' equity:
   Preferred stock, $0.01 par value, 15,000,000
    shares authorized, no shares issued                --          --
   Common stock, $0.01 par value, 100,000,000
    shares authorized, 41,512,899 and
    41,410,308 shares issued, respectively            415         414
   Paid-in capital                                244,931     243,420
   Unearned compensation                          (10,555)    (10,814)
   Retained earnings                              244,608     211,860
                                                ---------- -----------
                                                  479,399     444,880
                                                ---------- -----------
                                               $  716,884  $  674,286
                                                ========== ===========


    CONTACT: Cimarex Energy Co.
             Mary Kay Rohrer, 303/285-4912
             mrohrer@cimarex.com